SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 19, 2002


                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-22056                                           86-0746929
(Commission File Number)                       (IRS Employer Identification No.)


                          8401 East Indian School Road
                               Scottsdale, Arizona
                                      85251
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     On February 19, 2002, Rural/Metro Corporation (the "Company") received a Staff Determination notice from the Nasdaq Listing Qualifications Department indicating that the Company does not currently comply with the net tangible assets, stockholders' equity, market capitalization, or net income standards for continued listing on the Nasdaq SmallCap Market Rule 4310(c)(2)(B). The Company intends to request a hearing to appeal the Nasdaq staff determination to delist the Company's common stock from the Nasdaq SmallCap Market. The appeal and related hearing will stay the delisting of the Company's common stock until a determination is made by the Nasdaq Listing Qualifications Panel. The Company understands that the hearing is expected to be scheduled within 45 days of the hearing request filing.

ITEM 7. EXHIBITS

     99.9     Press Release dated February 26, 2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURAL/METRO CORPORATION


Date: February 26, 2002                 By: /s/ John S. Banas III
                                            ------------------------------------
                                            John S. Banas III
                                            Senior Vice President

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

         Exhibit No.                                 Exhibit
         -----------                                 -------
            99.9                      Press Release dated February 26, 2002